                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 30, 1999
                                                          -------------

                             Internet America, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Texas                   000-25147                    86-0778979
----------------------------       ------------              -------------------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


   One Dallas Center, 350 N. St. Paul Street, Suite 3000, Dallas, Texas 75201
   --------------------------------------------------------------------------
          (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (214) 861-2500
                                                           --------------

     Reference is made to the Current Report on Form 8-K (the "Form 8-K") filed by Internet America, Inc. on July 15, 1999. The Form 8-K is hereby amended and restated in its entirety as follows:

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On June 30, 1999, Internet America, Inc., a Texas corporation (the "Company"), acquired all the issued and outstanding securities of NeoSoft, Inc., a Texas corporation ("NeoSoft"), for $8,000,000. As a result of the purchase, NeoSoft became a wholly owned subsidiary of the Company. The Company became the indirect owner of all of the assets of NeoSoft, which include approximately 9,500 individual and corporate internet access accounts and the computer equipment used to service those accounts. The Company intends to continue to use these assets to provide internet access to customers. The acquisition was effected pursuant to an Agreement and Plan of Merger dated June 30, 1999, by and among NeoSoft, certain of its shareholders ("Shareholders") and the Company. The acquisition will be accounted for as a purchase.

     To the best knowledge of the Company, at the time of the acquisition there was no material relationship between (i) NeoSoft and the Shareholders on the one hand and (ii) the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer on the other hand.

     The consideration paid by the Company was $8,000,000 consisting of $7,300,000 paid to Shareholders and $700,000 due to employees. The consideration was determined by arms-length negotiations between the parties to the Agreement and Plan of Merger.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired.

                                                                                                        PAGE
                                                                                                        ----
         (i)   Independent Auditors' Report                                                              F-1

         (ii)  Balance Sheets as of June 30, 1999 and 1998                                               F-2

         (iii) Statements of Operations for the years ended June 30, 1999 and 1998                       F-3

         (iv)  Statements of Shareholders' Deficit for the years ended June 30, 1999 and 1998            F-4

         (v)   Statements of Cash Flows for the years ended June 30, 1999 and 1998                       F-5

         (vi)  Notes to Financial Statements                                                             F-6

(b) Proforma financial information (unaudited).

                                                                                                        PAGE
                                                                                                        ----
         (i)   Pro Forma Balance Sheet at March 31, 1999                                                 P-1

         (ii)  Pro Forma Statement of Operations for the year ended June 30, 1998                        P-2

         (iii) Pro Forma Statement of Operations for the nine months ended March 31, 1999                P-3

         (iv)  Notes to Pro Forma Financial Statements                                                   P-4

(c) Exhibits.

    The following is a list of exhibits filed as part of this Current Report on Form 8-K:

Exhibit No.                           Description

2.1 Agreement and Plan of Merger, dated June 30, 1999, among Internet America Inc., NeoSoft, Inc. and the Shareholders of NeoSoft, Inc.
            (1)

23.1        Consent of Deloitte & Touche LLP. (2)

99.1        Press Release of Internet America, Inc. dated June 30, 1999. (1)


--------------------

(1) Previously filed as an Exhibit to the Form 8-K on July 15, 1999.

(2) Filed herewith.

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholders of Neosoft, Inc.:

We have audited the accompanying balance sheets of Neosoft, Inc. (the "Company") as of June 30, 1999 and 1998, and the related statements of operations, shareholders' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company at June 30, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Dallas, Texas
August 10, 1999

NEOSOFT, INC.

BALANCE SHEETS
JUNE 30, 1999 AND 1998
--------------------------------------------------------------------------------


ASSETS                                                                 1999         1998
CURRENT ASSETS:
   Cash and cash equivalents                                         $  33,566    $  79,865
   Accounts receivable, less allowances of $106,301 and
      $15,568 at June 30, 1999 and 1998, respectively                  230,567      114,345
   Other current assets                                                 10,018       38,104
                                                                     ---------    ---------

          Total current assets                                         274,151      232,314

PROPERTY AND EQUIPMENT - Net (Note 2)                                  196,150      266,879

OTHER ASSETS                                                            17,908       18,658
                                                                     ---------    ---------

TOTAL                                                                $ 488,209    $ 517,851
                                                                     =========    =========


LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES:
   Trade accounts payable                                            $ 478,054    $ 136,150
   Accrued liabilities                                                 111,711      193,427
   Current maturities of long-term debt (Note 3)                        49,224       84,224
   Notes payable to related parties (Note 4)                            53,647       58,882
   Deferred revenue                                                    183,457      158,210
                                                                     ---------    ---------

          Total current liabilities                                    876,093      630,893

LONG-TERM DEBT - Net of current portion                                              30,698
                                                                     ---------    ---------

          Total liabilities                                            876,093      661,591

COMMITMENTS AND CONTINGENCIES (Note 5)

SHAREHOLDERS' DEFICIT (Note 7):
   Common stock (authorized 2,000,000 shares, $.01 par value and
      1,000,000 shares at no par value at June 30, 1999 and 1998, respectively); 2,055,368 and 2,000,000 issued in 1999 and
      1998, respectively                                                20,554       20,000
   Capital in excess of par                                            243,354      232,834
   Treasury stock (808,393 and 800,000 shares at June 30, 1999 and
      1998, respectively) at cost                                      (38,934)     (36,000)
   Accumulated deficit                                                (612,858)    (360,574)
                                                                     ---------    ---------

           Total shareholders' deficit                                (387,884)    (143,740)
                                                                     ---------    ---------

TOTAL                                                                $ 488,209    $ 517,851
                                                                     =========    =========


See notes to financial statements.

NEOSOFT, INC.

STATEMENTS OF OPERATIONS
YEARS ENDED JUNE 30, 1999 AND 1998
--------------------------------------------------------------------------------


                                                         1999           1998
NET REVENUES                                         $ 3,726,840    $ 3,268,600

OPERATING COSTS AND EXPENSES:
   Connectivity and operations                         2,456,123      1,845,134
   Sales and marketing                                   328,242        291,379
   General and administrative                            955,174        999,734
   Depreciation                                          182,750        217,923
                                                     -----------    -----------

           Total operating costs and expenses          3,922,289      3,354,170
                                                     -----------    -----------

LOSS FROM OPERATIONS                                    (195,449)       (85,570)

INTEREST EXPENSE                                          56,835         24,821
                                                     -----------    -----------

NET LOSS                                             $  (252,284)   $  (110,391)
                                                     ===========    ===========


See notes to financial statements.

NEOSOFT, INC.

STATEMENTS OF SHAREHOLDERS' DEFICIT
YEARS ENDED JUNE 30, 1999 AND 1998
--------------------------------------------------------------------------------


                                       COMMON STOCK               TREASURY STOCK         CAPITAL
                                 -----------------------      ----------------------    IN EXCESS    ACCUMULATED
                                  SHARES        AMOUNT         SHARES       AMOUNT        OF PAR       DEFICIT
BALANCE, JULY 1, 1997            2,000,000    $   20,000            --    $       --    $  232,834   $ (250,183)

   Repurchase of common stock                                 (800,000)      (36,000)

   Net loss                                                                                            (110,391)
                                ----------    ----------    ----------    ----------    ----------   ----------
BALANCE, JUNE 30, 1998           2,000,000        20,000      (800,000)      (36,000)      232,834     (360,574)

   Issuance of common stock         55,368           554                                    10,520

   Repurchase of common stock                                   (8,393)       (2,934)

   Net loss                                                                                            (252,284)
                                ----------    ----------    ----------    ----------    ----------   ----------
BALANCE, JUNE 30, 1999           2,055,368    $   20,554      (808,393)   $  (38,934)   $  243,354   $ (612,858)
                                ==========    ==========    ==========    ==========    ==========   ==========


See notes to financial statements.

NEOSOFT, INC.

STATEMENTS OF CASH FLOWS
YEARS ENDED JUNE 30, 1999 AND 1998
--------------------------------------------------------------------------------


                                                                      1999         1998
OPERATING ACTIVITIES:
   Net loss                                                        $(252,284)   $(110,391)
   Adjustments to reconcile net loss to net cash provided by
      operating activities:
      Depreciation                                                   182,750      217,923
      Changes in operating assets and liabilities:
         Accounts receivable, net                                   (116,222)      47,219
         Other current assets                                         28,086      (33,640)
         Other assets                                                    750
         Accounts payable                                            341,904      (39,355)
         Accrued liabilities                                         (81,716)      71,314
         Deferred revenue                                             25,247       32,308
                                                                   ---------    ---------

           Net cash provided by operating activities                 128,515      185,378
                                                                   ---------    ---------

INVESTING ACTIVITIES - Purchase of property, plant and equipment    (112,021)    (134,662)
                                                                   ---------    ---------

FINANCING ACTIVITIES:
   Proceeds from issuance of long-term debt                                       201,000
   Proceeds from issuance of related party debt                        8,500        7,000
   Payments of long-term debt                                        (65,698)    (171,203)
   Payments of related party debt                                    (13,735)     (10,250)
   Stock purchase                                                     (2,934)     (36,000)
   Issuance of common stock for restricted stock award                11,074
                                                                   ---------    ---------

           Net cash provided by (used in) financing activities       (62,793)      (9,453)
                                                                   ---------    ---------

NET INCREASE (DECREASE) IN CASH                                      (46,299)      41,263

CASH, BEGINNING OF PERIOD                                             79,865       38,602
                                                                   ---------    ---------

CASH, END OF PERIOD                                                $  33,566    $  79,865
                                                                   =========    =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
   Cash paid for interest                                          $   1,050    $   2,922
                                                                   =========    =========

   Cash paid for income taxes                                      $      --    $      --
                                                                   =========    =========


See notes to financial statements.

EOSOFT, INC.

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED JUNE 30, 1999 AND 1998
--------------------------------------------------------------------------------


1.    GENERAL INFORMATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      GENERAL - Neosoft, Inc. (the "Company") was incorporated in Texas on March 4, 1994, and is a provider of Internet access, serving both individual and corporate customers in the Houston and New Orleans areas. On June 30, 1999, substantially all of the outstanding stock of the Company was sold to Internet America, Inc. ("Internet America"), a Texas corporation. As a result of the purchase, the Company became a wholly owned subsidiary of Internet America, and Internet America became the indirect owner of all of the assets of the Company, including the customer base and the equipment used to service such customer base.

      The Company has experienced cumulative operating losses, and its operations are subject to certain risks and uncertainties, including, among others, risks associated with technology and regulatory trends, evolving industry standards, dependence on its network infrastructure and suppliers, growth and acquisitions, actual and prospective competition by entities with greater financial and other resources, the development of the Internet market, and the need for additional capital or refinancing of existing obligations. There can be no assurance that the Company will be successful in becoming profitable or generating positive cash flow in the future.

      REVENUE RECOGNITION - The Company recognizes revenue as services are rendered. Services paid inadvance or subject to refund are recorded as deferred revenue.

      CREDIT RISK - The Company's accounts receivable potentially subject the Company to credit risk, since collateral is generally not required. The Company's risk of loss is limited to the carrying value of the receivables.

      FINANCIAL INSTRUMENTS - The carrying amounts of cash, accounts receivable, accounts payable and accrued liabilities approximate fair value because of the short maturity of these instruments. The fair values for debts, which have fixed interest rates, do not differ materially from their carrying values.

      PROPERTY AND EQUIPMENT - Property and equipment are recorded at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets, ranging from three to seven years.

      OTHER ASSETS - Other assets consist of a security deposit for office space and credit card processing. At June 30, 1999 and 1998, the balances were $17,908 and $18,658, respectively.

      LONG-LIVED ASSETS - On an annual basis, the Company reviews the values assigned to long-lived assets to determine if any impairments are other than temporary. Provisions for asset impairments are based on discounted cash flow projections in accordance with Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and such assets are written down to their estimated fair values. Management believes that the long-lived assets in the accompanying balance sheets are properly valued.

      ADVERTISING EXPENSES - The Company accounts for advertising costs as expenses in the period in which they are incurred. Advertising expenses for the years ended June 30, 1999 and 1998, were $18,410 and $14,464, respectively.

      INCOME TAXES - Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the carrying amount of existing assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse.

      USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from these estimates.

2.    PROPERTY AND EQUIPMENT

      Property and equipment consist of the following at June 30, 1999 and 1998:

                                                         1999           1998
          Computer equipment                         $   894,653    $   796,044
          Data communications and office equipment        40,690         37,311
          Furniture and fixtures                          29,360         23,591
          Computer software                               73,360         70,253
          Leasehold improvements                          57,334         56,177
                                                     -----------    -----------

                                                       1,095,397        983,376

          Less accumulated depreciation                 (899,247)      (716,497)
                                                     -----------    -----------

                                                     $   196,150    $   266,879
                                                     ===========    ===========

      Depreciation expense charged to operations was $182,750 and $217,923 for the years ended June 30, 1999 and 1998, respectively.

3.    LONG-TERM DEBT

      Long-term debt consists of the following at June 30, 1999 and 1998:

                                                                             1999         1998
          Note payable, due May 15, 2000, monthly principal payments of $5,000, non-interest bearing (less unamortized
             discount based on imputed interest of 8%, of $5,776 and
             $12,078 as of June 30, 1999 and 1998, respectively)           $  49,224    $ 102,922

          Note payable, due October 15, 1998, monthly principal payments
             of $3,000, non-interest bearing                                               12,000
                                                                           ---------    ---------

                                                                              49,224      114,922

          Less current portion of long-term debt                             (49,224)     (84,224)
                                                                           ---------    ---------

          Total debt                                                       $      --    $  30,698
                                                                           =========    =========

4.    NOTES PAYABLE TO RELATED PARTIES

      At June 30, 1999 and 1998, the Company had a note payable to a related corporation with the same shareholders totaling $40,500 and $32,000, respectively. Interest has been accrued and paid at the prime rate (7.75% and 6.8% at June 30, 1999 and 1998, respectively). Accrued interest payable was $3,883 and $1,500 at June 30, 1999 and 1998, respectively.

      At June 30, 1999 and 1998, the Company had a note payable to a related party for $13,147. Interest has been accrued and paid at the prime rate (7.75% and 6.8% at June 30, 1999 and 1998, respectively). Accrued interest payable was $1,620 at June 30, 1999.

5.    COMMITMENTS AND CONTINGENCIES

      The Company leases certain of its facilities under operating leases. Rental expense under these leases was approximately $235,827 and $246,189 for the years ended June 30, 1999 and 1998, respectively. At June 30, 1999, future minimum lease payments related to the operating leases are as follows:

          Year ending June 30:
            2000                                                      $ 81,368
            2001                                                        58,859
            2002                                                         4,080
                                                                      --------

          Total minimum lease payments                                $144,307
                                                                      ========

6.    INCOME TAXES

      No provision for income taxes has been recognized for the years ended June 30, 1999 and 1998, since the Company has incurred net operating losses for tax purposes. The Company has provided a valuation allowance for net deferred tax assets, since it is more likely than not that these assets will not be realized.

      Deferred tax assets and liabilities as of June 30, 1999 and 1998, consist of:

                                                        1999          1998
         Deferred tax assets:
            Net operating loss carryforwards         $ 208,000     $ 122,600
            Depreciation                                73,000        87,000
                                                     ---------     ---------

         Total deferred tax assets                     281,000       209,600

         Valuation allowance                          (281,000)     (209,600)
                                                     ---------     ---------

         Total deferred tax assets                   $      --     $      --
                                                     =========     =========

      At June 30, 1999, the Company has net operating loss carryforwards of approximately $612,000 for federal income tax purposes.

7.    SHAREHOLDERS' DEFICIT

      The Company was incorporated on March 4, 1994, with 1,000,000 shares authorized with no par value. In December 1998, the Company amended its charter so that 2,000,000 shares were authorized with $.01 par value. Additionally, the Company approved and effected a 1,000-to-1 stock split in the form of a stock dividend; thus, 2,000,000 shares of $.01 par value common stock are authorized. Prior-period financial statements have been restated to reflect the stock split.

      In September 1997, the Company repurchased 800,000 shares from a former employee for $36,000. The Company paid monthly installments of $3,000 through October 1998 for the purchase of the shares (see Note 3).

      During the year ended June 30, 1999, the Company issued 55,368 shares to its employees. The Company has an exclusive right to repurchase all shares from the employees at the fair value stated at the grant date. The Company recognized $11,074 in compensation expense during 1999 related to the issuance of these shares. During the year ended June 30, 1999, the Company repurchased 8,393 shares from employees for $2,934. At June 30, 1999, all outstanding securities of the Company were sold to Internet America, and all shareholders were paid in cash amounting to $7,300,000.

                                     ******

                             INTERNET AMERICA, INC.
                    PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                   (unaudited)


The following unaudited condensed pro forma balance sheet as of March 31, 1999 and the unaudited condensed pro forma statements of operations for the nine months ended March 31, 1999 and the year ended June 30, 1998 reflect the acquisition of NeoSoft, Inc. by Internet America, Inc. (the "Company"). The combination has been accounted for as a purchase under the provisions of Accounting Principles Board Opinion No. 16, "Business Combinations." The results of operations for the periods presented include the results of operations of the acquired business assuming the transaction was consummated at the beginning of the earliest periods presented. Also, net assets of the company acquired are recorded at their fair value to the Company as of March 31, 1999.

The condensed pro forma financial statements are not necessarily indicative of the Company's results of operations that might have occurred had the acquisition been completed at the beginning of the periods presented, or indicative of the Company's consolidated financial position or results of operations for any future date or period.

These unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of NeoSoft, Inc. included elsewhere in this document and the financial statements of Internet America, Inc. as filed on May 17, 1999 under Form SB-2.

                             INTERNET AMERICA, INC.
                        PRO FORMA CONDENSED BALANCE SHEET
                                 MARCH 31, 1999
                                   (unaudited)


                                                                                              PRO FORMA
                                                                 HISTORICAL                  ADJUSTMENTS              PRO FORMA
                                                        -----------------------------        -----------            -------------
                                                          INTERNET         NEOSOFT,                                   INTERNET
                                                        AMERICA, INC.        INC.                                   AMERICA, INC.
                                                        -------------    ------------                               -------------
                       ASSETS

CURRENT ASSETS:
     Cash and cash equivalents                          $ 16,661,431     $       --          $ (8,252,864)(1)       $  8,408,567
     Trade receivables, net                                  781,643          191,787                                    973,430
     Prepaid expenses and other current assets               120,153           18,558                                    138,711
                                                        ------------     ------------                               ------------
        Total current assets                              17,563,227          210,345                                  9,520,708

PROPERTY AND EQUIPMENT, net                                2,084,572          213,832             (71,230)(2)          2,227,174

OTHER ASSETS, net                                            479,498           20,796           4,049,425 (3)          4,549,719
                                                        ------------     ------------                               ------------
                                                        $ 20,127,297     $    444,973                               $ 16,297,601
                                                        ============     ============                               ============

LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES:
     Trade accounts payable                             $  1,450,322     $    477,347                               $  1,927,669
     Accrued liabilities                                   1,298,481           74,146                                  1,372,627
     Deferred revenue                                      4,055,448          177,145                                  4,232,593
     Current maturities of long-term debt                    272,328           84,200                                    356,528
     Current maturities of capital lease obligations         212,482             --                                      212,482
                                                        ------------     ------------                               ------------
        Total current liabilities                          7,289,061          812,838                                  8,101,899

CAPITAL LEASE OBLIGATIONS, net of current
        portion                                               32,328             --                                       32,328

LONG-TERM DEBT, net of current portion                       297,162           32,000                                    329,162
                                                        ------------     ------------                               ------------
        Total liabilities                                  7,618,551          844,838                                  8,463,389
                                                        ------------     ------------                               ------------

SHAREHOLDERS' EQUITY (DEFICIT):
     Common stock                                             68,928           20,554             (20,554)(4)             68,928
     Additional paid-in capital                           24,217,070          243,354            (243,354)(4)         24,217,070
     Treasury stock                                             --            (38,934)             38,934 (4)
     Accumulated deficit                                 (11,777,252)        (624,839)         (4,049,695)(4)        (16,451,786)
                                                        ------------     ------------                               ------------
        Total shareholders' equity (deficit)              12,508,746         (399,865)                                 7,834,212
                                                        ------------     ------------                               ------------
                                                        $ 20,127,297     $    444,973                               $ 16,297,601
                                                        ============     ============                               ============

                             INTERNET AMERICA, INC.
                  PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                            YEAR ENDED JUNE 30, 1998
                                   (Unaudited)


                                                                                            PRO FORMA
                                                                  HISTORICAL                ADJUSTMENTS            PRO FORMA
                                                        -----------------------------       -----------          -------------
                                                          INTERNET         NEOSOFT,                                INTERNET
                                                        AMERICA, INC.        INC.                                AMERICA, INC.
                                                        -------------    ------------                            -------------
REVENUES:
       Access                                           $ 12,117,587       $3,126,473                            $ 15,244,060
       Business services                                   1,919,326             --                                 1,919,326
       Other                                                  41,312          142,127                                 183,439
                                                        ------------     ------------                            ------------
           Total                                          14,078,225        3,268,600                              17,346,825
                                                        ------------     ------------                            ------------

OPERATING COSTS AND EXPENSES:
       Connectivity and operations                         7,417,819        1,845,134                               9,262,953
       Sales and marketing                                 1,925,180          291,379                               2,216,559
       General and administrative                          2,947,828          999,734                               3,947,562
       Depreciation and amortization                       1,739,301          217,923         2,666,667(5)          4,623,891
                                                        ------------     ------------                            ------------
           Total                                          14,030,128        3,354,170                              20,050,965
                                                        ------------     ------------                            ------------
OPERATING INCOME (LOSS)                                       48,097          (85,570)                             (2,704,140)
INTEREST EXPENSE, NET                                        670,035           24,821                                 694,856
                                                        ------------     ------------                            ------------

INCOME (LOSS) BEFORE INCOME TAX                             (621,938)        (110,391)                             (3,398,996)
INCOME TAX EXPENSE                                            24,000             --                                    24,000
                                                        ------------     ------------                            ------------

NET INCOME (LOSS)                                       $   (645,938)    $   (110,391)                           $ (3,422,996)
                                                        ============     ============                            ============

NET INCOME (LOSS) PER COMMON SHARE:

       BASIC                                            $      (0.16)                                            $      (0.87)
                                                        ============                                             ============

       DILUTED                                          $      (0.16)                                            $      (0.87)
                                                        ============                                             ============

WEIGHTED AVERAGE COMMON
SHARES OUTSTANDING:

       BASIC                                               3,914,856                                                3,914,856

       DILUTED                                             3,914,856                                                3,914,856

                             INTERNET AMERICA, INC.
                  PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                        NINE MONTHS ENDED MARCH 31, 1999
                                   (Unaudited)


                                                                                            PRO FORMA
                                                                  HISTORICAL                ADJUSTMENTS            PRO FORMA
                                                        -----------------------------       -----------          -------------
                                                          INTERNET         NEOSOFT,                                INTERNET
                                                        AMERICA, INC.        INC.                                AMERICA, INC.
                                                        -------------    ------------                            -------------
REVENUES:
       Access                                           $  11,435,757    $  2,660,312                            $  14,096,069
       Business services                                    1,620,498            --                                  1,620,498
       Other                                                   79,773         134,819                                  214,592
                                                        -------------    ------------                            -------------
           Total                                           13,136,028       2,795,130                               15,931,158
                                                        -------------    ------------                            -------------

OPERATING COSTS AND EXPENSES:
       Connectivity and operations                          6,283,527       1,842,092                                8,125,619
       Sales and marketing                                  4,203,665         246,182                                4,449,847
       General and administrative                           2,824,363         716,381                                3,540,744
       Depreciation and amortization                        1,405,340         137,063        2,000,000(5)            3,542,403
                                                        -------------    ------------                            -------------
           Total                                           14,716,895       2,941,717                               19,658,612
                                                        -------------    ------------                            -------------

OPERATING INCOME (LOSS)                                    (1,580,867)       (146,587)                              (3,727,454)
INTEREST EXPENSE, NET                                         (25,682)         42,626                                   16,944
                                                        -------------    ------------                            -------------

INCOME (LOSS) BEFORE INCOME TAX                            (1,555,185)       (189,213)                              (3,744,398)
INCOME TAX EXPENSE                                             10,000            --                                     10,000
                                                        -------------    ------------                            -------------

NET INCOME (LOSS)                                       $  (1,565,185)   $   (189,213)                           $  (3,754,398)
                                                        =============    ============                            =============

NET INCOME (LOSS) PER COMMON SHARE:

       BASIC                                            $       (0.31)                                           $       (0.74)
                                                        =============                                            =============

       DILUTED                                          $       (0.31)                                           $       (0.74)
                                                        =============                                            =============

WEIGHTED AVERAGE COMMON
SHARES OUTSTANDING:

       BASIC                                                5,081,299                                                5,081,299

       DILUTED                                              5,081,299                                                5,081,299

                             INTERNET AMERICA, INC.

                NOTES TO CONDENSED PRO FORMA FINANCIAL STATEMENTS





(1)  Represents cash paid for the purchase of NeoSoft, Inc.

(2) Reflects the write-down of fixed assets to fair value under the provisions of Accounting Principles Board Opinion 16, "Accounting for Business Combinations."

(3) Represents subscriber acquisition costs and goodwill associated with the purchase of NeoSoft, Inc.

(4) Represents eliminating entries made to consolidate NeoSoft balance sheet items into Internet America's consolidated balance sheet as of March 31, 1999.

(5) Represents amortization of goodwill and subscriber acquisition costs for the periods presented.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         INTERNET AMERICA, INC.


Date: September 3, 1999                  By: /s/ James T. Chaney
                                             ----------------------------------
                                                 James T. Chaney,
                                                 Chief Financial Officer

                                INDEX TO EXHIBITS

          Exhibit
          Number              Description of Exhibit
          -------             ----------------------
            2.1       Agreement and Plan of Merger, dated June 30,1999, among
                      Internet America Inc., NeoSoft, Inc. and the
                      shareholders of NeoSoft, Inc.(1)

            23.1      Consent of Deloitte & Touche LLP.(2)

            99.1      Press Release of Internet America, Inc. dated June 30,
                      1999.(1)

--------------------
(1)  Previously filed as an Exhibit to the Form 8-K on July 15, 1999.

(2)  Filed herewith.